AC ONE China Fund

Investor Class – ACOCX
Institutional Class – ACOIX

Prospectus

May 16, 2012

(As Supplemented June 7, 2012)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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AC ONE China Fund
A series of Managed Portfolio Series (the “Trust”)

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Summary Section

AC ONE China Fund

Investment Objective
The AC ONE China Fund (the “Fund”) seeks to provide capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial intermediary and in the “Shareholder Information - Class Descriptions” section on page 15 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None
Maximum Contingent Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the offering price)	None (1)	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses (2)	1.23%	1.23%
Total Annual Fund Operating Expenses	2.73%	2.48%
Fee Waiver/Expense Reimbursement (3)	(0.78)%	(0.78)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	1.95%	1.70%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 12 months of the purchase.  If imposed, the CDSC will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)
AC ONE Asset Management, LLC (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.95% of the average daily net assets of the Investor Class shares and 1.70% of the average daily net assets of the Institutional Class shares. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through May 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$737	$1,281
Institutional Class	$173	$698

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
In selecting investments for the Fund’s portfolio, the Adviser begins by attempting to identify and forecast changes within various sectors and industry groups of the Chinese economy before the markets react to such changes.  From the sectors and industry groups with the most potential for positive change, the Fund’s Adviser then endeavors to build a portfolio of high quality issues with above average growth and price to earnings multiples at or below general market valuations, typically referred to as value investing.  The Adviser targets companies that it believes are industry leaders with strong management, a good track record and above-average consistency of earnings and/or dividends.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers located in China or that are economically tied to China.  The equity securities in which the Fund invests include common stock, preferred stocks, depositary receipts and convertible securities.  Depositary receipts are generally issued by a bank or trust company and evidence ownership of underlying foreign securities. The Adviser determines that an issuer is economically tied to China if it (i) derives at least 50% of its revenues or operating profits from goods produced, sold or services performed within China, (ii) has at least 50% of its assets located within China, (iii) has securities that trade principally within China, or (iv) is included in a index generally considered representative of the Chinese market.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Adviser Risk. The Adviser is a newly formed entity, which recently registered as an investment adviser and as a result has not previously managed a mutual fund.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Foreign Securities Risk.  Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Asset Allocation Risk. The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various market sectors. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  The Fund may invest in unsponsored depositary receipts that are issued without an agreement with the company that issues the underlying foreign securities. Holders of unsponsored depositary receipts generally bear all the costs of such depositary receipts, and the issuers of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the depositary receipts.  As a result, there may not be a correlation between such information and the market values of unsponsored depositary receipts.

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Chinese Securities Risk. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates.  The Chinese government could, at any time, alter or discontinue any existing economic reform programs.

Emerging Markets Risk. Emerging markets are markets of countries, such as China, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss.

Geographic Concentration Risk. Because the Fund invests its assets primarily in Chinese companies, it is subject to greater risks of adverse events that occur in China, including political, social, religious or economic disruptions.  Adverse events that occur in the regions that surround China, but not directly in China, may also adversely affect the Fund’s holdings.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  An investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Convertible Securities Risk.  Convertible securities risk is the risk that the market values of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  The Fund’s tax loss carry forwards may help reduce your tax liability.  A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund’s performance.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of most recently completed calendar quarter will be available on the Fund’s website at www.AC-ONE-AMC.com or by calling the Fund toll-free at (888) 964-0788.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

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Management
Investment Adviser
AC ONE Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager
Patrick Pascal, Co-President and Portfolio Manager of the Adviser, Woon Sang Baik, Co-President and Portfolio Manager of the Adviser, Frederick J. Ruopp Sr., Portfolio Manager of the Adviser, Frederick J. Ruopp Jr., Portfolio Manager of the Adviser, and Wonmyoung Lee, Portfolio Manager of the Adviser, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (AC ONE China Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, by contacting the Fund by telephone at (888) 964-0788 or through a financial intermediary.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,000	$25,000
Subsequent Minimum Investment	$100	$500

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is capital appreciation and income.  The investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

In selecting investments for the Fund’s portfolio, the Adviser begins by attempting to identify and forecast changes within various sectors and industry groups of the Chinese economy before the markets react to such changes.  From the sectors and industry groups with the most potential for positive change, the Fund’s Adviser then endeavors to build a portfolio of high quality issues with above average growth and price to earnings multiples at or below general market valuations, typically referred to as value investing.  The Adviser targets companies that it believes are industry leaders with strong management, a good track record and above-average consistency of earnings and/or dividends.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers located in China or that are economically tied to China.  The equity securities in which the Fund invests include common stock, preferred stocks, depositary receipts and convertible securities.  Depositary receipts are generally issued by a bank or trust company and evidence ownership of underlying foreign securities. The Adviser determines that an issuer is economically tied to China if it (i) derives at least 50% of its revenues or operating profits from goods produced, sold or services performed within China, (ii) has at least 50% of its assets located within China, (iii) has securities that trade principally within China, or (iv) is included in a index generally considered representative of the Chinese market.

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Investment decisions for the Fund are based on five corporate analysis screens that are designed to evaluate, judge, and/or estimate the following:  (1) whether a particular industry will continue to prosper; (2) sector growth, competition and company strength; (3) future earnings estimates; (4) appropriate price to earnings ratio and valuations; and (5) whether an individual company’s competitive advantage over its peers will provide continued growth and earnings relative to potential risks.

The Adviser utilizes a proprietary analysis of an issuer’s competitive positioning within its respective industry, which uses certain third-party data, including data provided by Shanghai AssetPlus Investment Management Co. Ltd., an affiliate of the Adviser located in Shanghai, China.  Currently, its research database covers about 300 companies located in or economically tied to China.

The Adviser then constructs the Fund’s portfolio with the securities of companies that it determines are leading players in each sector, have with long-term survival capacity, are undervalued, and/or are expected to grow based on changes or anticipated changes in the sector.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses.

The Fund may also hold short-term debt securities and money market instruments to retain flexibility in meeting redemptions and paying expenses.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund.  The principal risks of investing in the Fund are:

General Market Risk.  The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines it is in the best interest of shareholders.  As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

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Adviser Risk. The Adviser is a newly formed entity, which recently registered as an investment adviser and as a result has not previously managed a mutual fund.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could under perform other mutual funds with similar investment objectives.

Foreign Securities Risk.  The risks of investing in securities of foreign companies involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

Asset Allocation Risk.  The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various market sectors. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  The Fund may invest in unsponsored depositary receipts that are issued without an agreement with the company that issues the underlying foreign securities.  Holders of unsponsored depositary receipts generally bear all the costs of such depositary receipts, and the issuers of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the depositary receipts.  As a result, there may not be a correlation between such information and the market values of unsponsored depositary receipts.

Chinese Securities Risk.  The Fund is subject to additional risks, other than those described above, due to its direct investment in Chinese securities.  In addition to the risks related to securities denominated in foreign currencies, as described above, there are also special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.  Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China.  The Chinese government could, at any time, alter or discontinue existing economic reform programs.  Military conflicts, either in response to internal social unrest or conflicts with other countries are an ever present consideration.  The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.), could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Chinese securities may trade on U.S. or European Exchanges in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”).  Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on the Exchange.  In addition, depositary receipts may not pass through voting and other shareholder rights.

Certain securities issued by Chinese companies may be less liquid (harder to sell) than many U.S. securities making it more difficult to sell securities of Chinese companies at favorable prices.  Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be less extensive than in the U.S.  Additionally, brokerage commissions and other fees are generally higher for securities traded in Chinese markets.  Procedures and regulations governing transactions and custody of foreign securities also may involve delays in payment, delivery or recovery of money or investments.

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Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income.  While China’s economy is growing and expected to become one of the world’s largest, China’s economic development is at a relatively early stage, and China is considered an emerging market.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid, more volatile and may have a lower level of government oversight than securities markets in more developed countries.

Currency Risk.  When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars.  In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings.  Some countries, including China, have, and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.  In addition, a country may impose formal or informal currency exchange controls.  These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss.

Geographic Concentration Risk. Because the Fund invests its assets primarily in Chinese companies or companies that are economically tied to China, it is subject to much greater risks of adverse events that occur in China and may experience greater volatility than a fund that is more broadly diversified geographically.  Political, social, religious or economic disruptions in China and the regions that surround China, even in countries in which the Fund is not invested, may adversely affect the Fund’s holdings.

Equity Securities Risk.  The Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global or regional political, economic and banking crises; and factors affecting specific industries, sectors or companies in which the Fund invests.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

Large-Cap Company Risk.  The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in mid-cap and small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies.  Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies.  Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Convertible Securities Risk.  Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

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Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

Management of the Fund

Investment Adviser

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with AC ONE Asset Management, LLC, located at 444 South Flower Street, Los Angeles, CA 90071.  Established in 2011, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.  Because the Adviser recently commenced operations, it has no assets under management as of the date of this prospectus.  The Adviser is majority owned by Chelsea Counsel Company, an SEC-registered investment adviser, and AssetPlus Investment Management Corp., a United States based subsidiary of AssetPlus Investment Management Co., a South Korean company that is an SEC-registered investment adviser.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio.  The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.25% up to the first $250 million; 1.15% from $250 million to $500 million; 1.05% from $500 million to $1 billion; and 0.98% over $1 billion of the Fund’s average daily net assets.

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) do not exceed1.95% of the average daily net assets of the Investor Class shares and 1.70% of the average daily net assets of the Institutional Class shares.  The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through May 31, 2014.  The Board of Trustees must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s first annual report to shareholders.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

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Portfolio Manager

Patrick C. Pascal
Mr. Pascal has served as Co-President and Portfolio Manager of the Adviser since its inception in 2011.  Mr. Pascal is also employed by Chelsea Counsel Company, an affiliate of the Adviser that is also an investment adviser (“Chelsea”).  From 2002 until 2010 when he was named President of Chelsea, Mr. Pascal served as Senior Vice President.

Woon Sang Baik
Mr. Baik has served as Co-President and Portfolio Manager of the Adviser since its inception in 2011.  Mr. Baik has also served as President of AssetPlus Investment Management Corp., an affiliate of the Adviser that is also an investment adviser, since 2009.  Prior to moving to the United States in 2007, he was Branch Director of Prudential Financial in Seoul, Korea since 2005.He started his career in 1988 at Regent Securities, in Seoul where he held a number of positions including director of management and director of the sales department.  He holds a B.A in Economics and an M.B.A in Banking and Securities from Hanyang University in Seoul and is fluent in Korean.

Frederick J. Ruopp, Sr.
Mr. Ruopp, Sr. has served as Portfolio Manager of the Adviser since its inception in 2011.  Mr. Ruopp, Sr. also serves as Chairman, Chief Executive Officer and Chief Investment Officer of Chelsea, a company he founded in 1971.  Mr. Ruopp, Sr. has also served as a member of the Board of Governors of Thomas Aquinas College since 1982 and served as that Board’s Chairman from 1986 to 1992.

Frederick J. Ruopp, Jr.
Mr. Ruopp, Jr. has served as Portfolio Manager of the Adviser since its inception in 2011.  Mr. Ruopp, Jr. has also been with Chelsea since 1995 and for the past 11 years has primarily been involved in the Research and Portfolio Management process.  In 2010, Mr. Ruopp, Jr. was named an Executive Vice President.

Wonmyoung Lee
Mr. Lee has served as and Portfolio Manager of the Adviser since its inception in 2011.  Mr. Lee also serves as Managing Director at AssetPlus since 2009.  He started his investment career as financial consultant at ProEquities in 2008 and joined AssetPlus to serve as a director and portfolio manager.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares

The price of each class of the Fund’s shares is based on its net asset value (“NAV”).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAV of each share class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each share class.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAVs are calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAVs.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAVs in advance of the time the NAVs are calculated.

How to Purchase Fund Shares

Shares of the Fund are purchased at the next NAV per share calculated plus any applicable sales charge (or minus any applicable sales charge) after your purchase order is received in good order (as defined below) by the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums.  The minimum initial investment amount is $2,000 for the Investor Class shares and $25,000 for Institutional Class shares.  The Fund reserves the right to waive the minimum initial investment at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries.  For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Fund’s Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at (888) 964-0788, or follow the instructions listed in the following sections titled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries (that are not Authorized Intermediaries) may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

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Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order plus any applicable sales charges.  “Good order” generally means that your purchase request includes:

•	The name of the Fund;
•	The class of shares to be purchased;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and
•	A wire or check payable to the name of the Fund.

Each account application (each an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s applicable price per share.

Purchase by Mail.  To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
AC ONE China Fund	AC ONE China Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee,WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at (888) 964-0788 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	AC ONE China Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

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Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you have completed the “Telephone Options - Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at (888) 964-0788.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

Subsequent Investments.  The minimum subsequent investment amount is $100 for Investor Class shares and $500 for Institutional Class shares.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at (888) 964-0788 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at (888) 964-0788.

Cancellations.  The Fund will not accept a request to cancel or modify a transaction once processing has begun.  Please exercise care when placing a transaction request.

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How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through an Authorized Intermediary.   You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a broker-dealer or financial institution, your redemption order must be placed with the same institution in accordance with the procedures established by that institution.  Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial institution may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

A redemption request will generally be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Certain redemption requests may require additional documentation.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Orders that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

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•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature validation in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
AC ONE China Fund	AC ONE China Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee,WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at (888) 964-0788.  A signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; or
•	The Social Security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call (888) 964-0788 for additional information regarding the SWP.

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The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,500, other than as a result of a decline in the NAV of the Fund.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Cancellations.  The Fund will not accept a request to cancel a transaction once processing has begun.  Please exercise care when placing a transaction request.

Redemption Fees

Redemptions of short-term holdings may create missed opportunity and trading costs for the Fund.

For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for 60 days or less.  The Fund uses the first-in, first-out (“FIFO”) method to determine the 60-day holding period. Under this method, if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  If this holding period is 60 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for at least a 60-day period from the date of purchase.  This fee does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains), redemptions under the SWP and shares purchased pursuant to the AIP.  The Fund’s redemption fee will also be waived on sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Fund may not always be able to track short-term trading effected through Authorized Intermediaries in non-disclosed or omnibus accounts.  While the Fund or its distributor has entered into information sharing agreements with such Authorized Intermediaries as described under the section entitled “Tools to Combat Frequent Transactions,” below, which contractually require such Authorized Intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and may not always be able to track short-term trading effected through these Authorized Intermediaries.  In addition, because the Fund is required to rely on information from the Authorized Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Authorized Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

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Class Descriptions

Investor Class shares are generally available to retail investors through selected securities dealers and other financial intermediaries or directly from the Fund.

Institutional Class shares are generally limited to institutional investors or certain programs, including the following:

•	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;
•	Clients of financial intermediaries who charge clients an ongoing fee for advisory, investment, consulting or similar services;
•	Clients of financial intermediaries that charge their clients transaction fees with respect to their investments in the Fund;
•	Financial institutions, corporations, trusts, endowments, foundations, estates, education, religious and charitable organizations;
•	Institutions or high net worth individuals using a trust or custodial platform;
•
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;

•	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
•	Certain insurance related products;
•	Certain advisory accounts of the Adviser or its affiliates;
•	Trustees and Officers of the Trust; and
•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

The following table lists the key features of the Investor Class shares and Institutional Class shares.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,000	$25,000
Subsequent Minimum Investment	$100	$500
Waiver/Reduction of Investment Minimums	None
Although not limited to the list below, the Fund may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
• Certain retirement, defined benefit and pension plans;
• Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
• Institutional clients of the Adviser;
• Trustees and Officers of the Trust; and
• Employee retirement plans sponsored by, affiliates of, or employees
   (including their immediate families) of, the Adviser or its affiliates.

Initial Sales Charge
5.50% or less, with lower sales charges available for larger investments. Additionally, Investor Class shares may be purchased at NAV by certain investors. See “Elimination of Initial Sales Charges - Investor Class Shares” below for additional information.
None
Contingent Deferred Sales Charge	No initial sales charge applies on investments over $1,000,000 or more. However, a CDSC of 1.00% is imposed on certain redemptions within twelve months of purchase.	No initial sales charge applies on investments over $1,000,000 or more.
Ongoing Distribution/Shareholder Service Fees	12b-1 fee of 0.25%	None
Annual Expenses	Higher expense ratio than Institutional Class because distribution and shareholder servicing fees of Investor Class are higher than that of Institutional Class.	Lower expense ratio than Investor Class shares because distribution and shareholder servicing fees of Investor Class are higher than that of Institutional Class.

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Investor Class	Institutional Class
Conversion Feature
Subject to the Adviser’s approval, if investors currently holding Investor Class shares meet the eligibility criteria for Institutional Class shares and would like to convert, such conversion will be processed at no cost to the investor.  To inquire about converting your Investor Class shares to Institutional Class shares, please call (888) 964-0788
None

Sales Charges
Sales charges and fees vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase.  Please review the Shareholder Fees Table and Sales Charge Schedules of the Fund before investing.  You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of Investor Class shares of the Fund.  Sales charge information is not separately posted on the Fund’s website located at www.AC-ONE-AMC.com because a copy of this Prospectus containing such information is already available for review, free of charge, on the Fund’s website.

A front-end sales charge (load) will be applied to purchases of the Fund’s Investor Class shares.  The term “offering price” includes the front-end sales load.  The front-end sales load will be paid directly from the shareholder’s investment and will vary based on the amount of the investment.  An initial sales charge is assessed on purchases of Investor Class shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)
$0 but less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	4.00%	4.17%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%
Over $1,000,000 (2)	0.00%	0.00%

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)
No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. If imposed, the CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Reduced Sales Charges — Investor Class Shares
You may qualify for a reduced initial sales charge on purchases of Investor Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI.  For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution.  The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures.  Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

ROA.  To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund or any of the Investor Class shares offered in this Prospectus (as of the Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”).

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To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase.  You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding Fund shares held in all accounts in your name at the Fund’s Transfer Agent;

•	Information or records regarding Fund shares held in all accounts in your name at a financial intermediary; and

•	Information or records regarding Fund shares for Accounts at the Transfer Agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

LOI.  You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s Investor Class shares in Accounts within a future period of thirteen months.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a thirteen-month period.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.50% of the amount of the LOI will be held in escrow during the thirteen-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Elimination of Initial Sales Charges — Investor Class Shares
Certain persons may also be eligible to purchase or redeem Investor Class shares without a sales charge.  No sales charge is assessed on the reinvestment of Investor Class shares’ distributions.  No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code;

•
Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

•	The Adviser and its affiliates;

•
Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser and its affiliates; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person;

•
Shareholders buying through select platforms and fund supermarkets where the broker/dealers customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

•
Reinvestment of all or part of the proceeds of redemption of your Investor Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request; and

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•
Any person who has, within the preceding 60 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts).

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem Investor Class shares without a sales charge. Fund shares so purchased may not be resold except to the Fund.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees
The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Investor Class shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

Because the distribution and shareholder service fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Special Instructions for Institutional Class Shares
Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at (888) 964-0788, or follow the instructions under “Purchase By Mail,” “Purchase By Wire” and “Purchase By Telephone.”

As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Fund at any time.  In addition to the circumstances listed in the table, the Fund may permit certain financial intermediaries to aggregate customer accounts to accumulate the requisite $25,000 initial investment minimum.

Dividends and Distributions

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

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Tools to Combat Frequent Transactions

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, the implementation of a redemption fee, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

Distributions of the Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  The current federal tax provisions applicable to “qualified dividends” are scheduled to expire for tax years beginning after December 31, 2012.  To the extent the Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

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Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 15%, but scheduled to increase in 2013) regardless of the length of time that a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Other Fund Policies

Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

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The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at (888) 964-0788 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

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Investment Adviser
AC ONE Asset Management, LLC
444 South Flower Street
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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AC ONE China Fund
A series of Managed Portfolio Series

FOR MOR INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide additional information about the Fund’s investments.  The annual reports will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents (when they become available) and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (888) 964-0788, by visiting the Fund section of the Adviser’s website at www.AC-ONE-AMC.com or by writing to:

AC ONE China Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

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